UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                     Proxy Statement Pursuant to Section 14
                         (a) of the Securities Exchange
                          Act of 1934 (Amendment No. )


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   (E) (2) )

[x] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to (S) 240.14a-11  ( c )  or (S) 240.14a-12


                            Heritage Bankshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person (s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14-a6 (i) (4) and 0-11

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee
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         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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[ ] Fee paid previously with preliminary materials

                            Heritage Bankshares, Inc.
                              200 East Plume Street
                             Norfolk, Virginia 23510
                            Telephone (757) 523-2600


April 21, 2003

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Heritage Bankshares, Inc. to be held on Wednesday, May 28, 2003, at 11:00 a.m.

This year the meeting will be held at the Courtyard by Marriott Hotel, 520 Plume Street, Norfolk, Virginia 23510.

The purposes of this meeting are set forth in the enclosed proxy statement. In addition, we will present a report on the activities of the Corporation and give you an opportunity to ask questions of your Management and Directors.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU CAN BE SURE YOUR SHARES ARE REPRESENTED AT THE MEETING BY PROMPTLY COMPLETING, SIGNING AND RETURNING YOUR PROXY FORM.

Sincerely,

Robert J. Keogh                     Peter M. Meredith, Jr.
President                           Chairman of the Board

HERITAGE BANKSHARES, INC.
200 East Plume Street o Norfolk, Virginia 23510
Telephone (757) 523-2600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 28, 2003

         The Annual Meeting of the Stockholders of Heritage Bankshares, Inc., will be held at the Courtyard by Marriott Hotel, 520 Plume Street., Norfolk, Virginia 23510, at 11:00 a.m. local time on Wednesday, May 28, 2003, for the following purposes:

     (1) To elect four directors to the Board of Directors for three year terms, ending in 2006;

     (2) To ratify the appointment by the Board of Directors of Witt, Mares & Company, PLC as independent accountants of the Corporation for the year ending December 31, 2003; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on March 28, 2003, are entitled to notice of, and to vote at, the meeting or any adjournment thereof. Stockholders have been mailed a copy of our Annual Report for the year ending December 31, 2002.

By order of the Board of Directors,




Robert J. Keogh                             Peter M. Meredith, Jr.
President                                   Chairman of the Board

Norfolk Virginia
April 21, 2003

IMPORTANT NOTICE:
         TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME BEFORE IT IS VOTED AT THE MEETING, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON.

HERITAGE BANKSHARES, INC.
200 East Plume Street o Norfolk, Virginia 23510
Telephone (757) 523-2600

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

         This proxy statement is furnished in connection with the solicitation by the management of Heritage Bankshares, Inc. (hereinafter referred to as the "Corporation"), on behalf of the Board of Directors of the Corporation, of proxies to be voted at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m. at the Courtyard by Marriott Hotel, 520 Plume Street, Norfolk, Virginia 23510 on Wednesday, May 28, 2003 (the "Annual Meeting"), or any adjournment thereof. All costs of this solicitation will be borne by the Corporation. Proxies may be solicited by regular employees of the Corporation or its subsidiary, Heritage Bank & Trust (sometimes hereinafter referred to as the "Bank"), at a nominal cost by telephone or visit, and brokers and nominees will be reimbursed for their expenses in soliciting proxies from beneficial owners.

         All properly executed proxies in the accompanying form received by the Corporation prior to the Annual Meeting will be voted at the Annual Meeting in accordance with any direction noted on the proxies. Any stockholder may revoke its proxy at any time before it is voted at the Annual Meeting.

         This proxy statement and the enclosed form of proxy are first being sent to stockholders on or about April 21, 2003.

         The Board of Directors has established March 28, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record as of the close of business on March 28, 2003 are entitled to vote at the Annual Meeting, and as of that date there were 786,025 shares of common stock of the Corporation issued and outstanding, par value $5.00 per share. Each share is entitled to one vote on all matters that may come before the Annual Meeting. Except for the election of directors, the affirmative vote of a majority of those shares present and voting (represented in person or by properly executed proxy) on the action will be required to approve any action to be taken at the Annual Meeting. The election of directors of the Corporation will be determined by a plurality of votes cast (in person or by properly executed proxy). Abstentions and shares held in street name ("Broker Shares") voted as to any matter at the Annual Meeting will be included in determining the number of shares present or represented at the meeting. Broker Shares that are not voted on any matter at the Annual Meeting will not be included in determining the number of shares present or represented at the meeting.

         The Corporation will provide without charge, on the written request of any stockholder, additional copies of its Annual Report for the fiscal year ended December 31, 2002, on Form 10-KSB, including the financial statements and the schedules attached thereto, which was filed with the Securities and Exchange Commission on March 27, 2003. Stockholders of record on March 28, 2003 and beneficial owners of such securities should submit requests for copies of the report to Catherine P. Jackson, Chief Operating Officer, Corporate Finance, 1450 South Military Highway, Suite l, Chesapeake, Virginia 23320.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


The following schedule sets forth information regarding the beneficial ownership of the Corporation's common stock as of March 24, 2003, of (i) each of the Corporation's directors; (ii) each person known by the Corporation to be the holder of 5% or more of the Corporation's outstanding common stock; and (iii) all of the Corporation's directors and executive officers as a group. In calculating the number of shares of common stock which are beneficially owned (and thus the percentage of common stock beneficially owned) a person is deemed to own common stock if that person has the right to acquire beneficial ownership of common stock within sixty (60) days through the exercise of any option, warrant or right, or through the conversion of any security.

                                        Amount Beneficially     Percentage of
Name and Address of Beneficial Owner           Owned          Outstanding Shares
------------------------------------           -----          ------------------

          Bank Fund V L.P.                   52,039(1)               6.62%
       208 S. LaSalle Street
         Chicago, IL 60604

           Philip W. Wyne                    39,315(2)               5.00%
         3456 Gamage Drive
         Norfolk, VA 23518

          Lisa F. Chandler                    2,642(3)               .34%
        6127 Studeley Avenue
         Norfolk, VA 23508

         James A. Cummings                    8,128(4)               1.03%
      2073 Thomas Bishop Lane
      Virginia Beach, VA 23454

          F. Dudley Fulton                   10,300(5)               1.31%
        5306 Lakeside Avenue
      Virginia Beach, VA 23454

         Stephen A. Johnsen                   5,618(6)               0.71%
            P.O. Box 48
       Pungoteague, VA 23422

       Thomas G. Johnson, III                   250                  0.03%
      1401 Old Brandon Avenue
         Norfolk, VA 23507

          Robert J. Keogh                    53,848(7)               6.50%
         6146 Sylvan Street
         Norfolk, VA 23508

       Peter M. Meredith, Jr.                49,376(8)               6.27%
        5320 Edgewater Drive
         Norfolk, VA 23508

          Gerald L. Parks                     7,195(9)               0.91%
        27307 Evergreen Lane
        Harborton, VA 23389

       L. Allan Parrott, Jr.                 1,834(10)               0.23%
      417 Susan Constant Drive
      Virginia Beach, VA 23451

           Ross C. Reeves                    6,142(11)               .78%
        1068 Algonquin Road
         Norfolk, VA 23505

       Harvey W. Roberts, III                31,792(12)              4.03%
       7612 North Shore Road
         Norfolk, VA 23508

        All Executive Officers and
          Directors as a group
          (11 persons)                      177,125                 20.96%


1) Based on a Schedule 13G filed on February 14, 2003. Includes shares beneficially owned by Bank Fund IV L.P. and Bank Fund VI L.P.

2) Based on a Schedule 13D filed on November 27, 2002. Includes shares beneficially owned by Rose M. Wyne, William R. Reid and Philip Wirth Wyne Trust.

3) Includes 2,000 shares issuable upon exercise of options to purchase shares pursuant to the Non-Employee Director Stock Option Plan. See "Compensation Pursuant to Plans" below.

4) Includes (a) 1,500 shares owned jointly with his wife and (b) 2,000 shares issuable upon exercise of options to purchase shares pursuant to the Non-Employee Director Stock Option Plan. See "Compensation Pursuant to Plans" below.

5) Includes 2,000 shares issuable upon exercise of options to purchase shares pursuant to the Non-Employee Director Stock Option Plan. See "Compensation Pursuant to Plans" below.

6) Includes (a) 1,650 shares owned jointly with his wife and (b) 2,000 shares issuable upon exercise of options to purchase shares pursuant to the Non-Employee Director Stock Option Plan. See "Compensation Pursuant to Plans" below.

7) Includes (a) 1,335 shares owned jointly with his wife and (b) 41,200 shares issuable upon exercise of options to purchase shares pursuant to the Stock Option Plan for employees of the Company. See "Compensation Pursuant to Plans" below.

8) Includes (a) 10,960 shares held as Meredith Realty Company, L.L.C., (b) 13,208 shares held as Pomar Holding, L.L.C. (c) 3,000 shares held as Meredith Realty Associates and (d) 2,000 shares issuable upon exercise of options to purchase shares pursuant to the Non-Employee Director Stock Option Plan. See "Compensation Pursuant to Plans" below. Since 1994, Mr. Meredith has served as a director on and chairman of the Board of Directors of Waterside Capital Corporation.

9) Includes (a) 4,614 shares owned jointly with his wife and (b) 2,000 shares issuable upon exercise of options to purchase shares pursuant to the Non-Employee Director Stock Option Plan. See "Compensation Pursuant to Plans" below.

10) Includes 334 shares issuable upon exercise of options to purchase shares pursuant to the Non-Employee Director Stock Option Plan. See "Compensation Pursuant to Plans" below.

11) Includes (a) 3,142 shares beneficially owned by Peter C. Reeves and (b) 2,000 shares issuable upon exercise of options to purchase shares pursuant to the Non-Employee Director Stock Option Plan. See "Compensation Pursuant to Plans" below.

12) Includes (a) 17,280 shares owned by his wife, (b) 3,000 shares owned jointly with his wife and (c) 2,000 shares issuable upon exercise of Options to purchase shares pursuant to the Non-Employee Director Stock option Plan. See "Compensation Pursuant to Plans" below.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The bylaws of the Corporation currently provide for fourteen directors. The Board of Directors is divided into three classes of directors. The terms of directors Lisa F. Chandler, Stephen A. Johnsen, L. Allan Parrott, Jr. and Thomas
G. Johnson, III expire at the Annual Meeting.


                                    NOMINEES

         The Nominating Committee of the Board of Directors, at its meeting on January 23, 2003, recommended the following nominees to serve as directors of the Corporation, each of whom is now serving as a director of the Corporation. Certain information concerning the nominees is set forth below. If elected, they will serve for a term expiring at the 2006 annual meeting of stockholders.

         It is the intention of the Board of Directors, unless stockholders specify otherwise by their proxies, to vote for the election of the nominees named below. Although the Board of Directors does not expect that any of the persons named will be unable to serve as a director, should any of them be unable to accept nomination or election, it is intended that shares represented by the accompanying form of proxy will be voted by the proxy holders for such other person or persons as may be designated by the current Board of Directors.

         Directors are elected by plurality of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. The Board of Directors unanimously recommends that all stockholders vote "FOR" the director nominees set forth below.

                                     Principal Occupation or Employment During
               Name          Age                  Last Five Years                Director Since
               ----          ---                  ---------------                --------------

Lisa F. Chandler              48     Executive Vice President,                        1998
                                     Nancy Chandler Associates, Inc.

Stephen A. Johnsen            57     President and Chief Executive Officer,           1988
                                     Flagship Group, Ltd.

Thomas G. Johnson, III        34     Vice President,                                  2002
                                     S. L. Nusbaum Realty Company

L. Allan Parrott, Jr.         37     President,                                       2002
                                     Tidewater Fleet Supply, LLC


CONTINUING DIRECTORS

         The following directors will continue in office after the Annual
Meeting:

                                 Principal Occupation or Employment During   Director
              Name       Age                   Last Five Years                 Since     Term Expires
              ----       ---                   ---------------                 -----     ------------

James A. Cummings        60     President                                       1992         2004
                                Southern Atlantic Label Company, Inc.

F. Dudley Fulton         54     President and Chief Executive Officer,          1991         2005
                                Henderson & Phillips/USI

Robert J. Keogh          54     President and Chief Executive Officer,          1988         2004
                                Heritage Bank & Trust



                                       7

Peter M. Meredith, Jr.   51     Chairman and Chief Executive Officer,           1992         2004
                                Meredith Construction Company, Inc.

Gerald L. Parks          69     Chairman and Chief Executive Officer,           1977         2005
                                Capes Shipping Agencies, Inc.

Ross C. Reeves           54     Attorney,                                       1994         2005
                                Willcox & Savage, P.C.

Harvey W. Roberts, III   58     Certified Public Accountant                     1993         2004

SECTON 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers, directors and persons who own more than 10% of the Corporation's common stock to file reports of ownership and changes in ownership (i.e., Forms 3, 4 and 5) with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and 10% stockholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on a review of the copies of Section 16(a) forms furnished to the Corporation, the Corporation believes that all Section 16(a) filing requirements applicable to our executive officers, directors and 10% stockholders were complied with in a timely manner for the year 2002.


INFORMATION ABOUT COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors held twelve meetings during the year ending December 31, 2002. During 2002, each of the Directors attended at least 75 percent of the total number of meetings of the Board and 75 percent of the total number of meetings held by all committees of the Board on which he served.

         The Board of Directors has standing Executive, Compensation and Audit Committees and a specially appointed Nominating Committee.

         The members of the Nominating Committee are Henry U.Harris, III, Chairman (retired), Ross C. Reeves, Harvey W. Roberts, III, Peter M. Meredith, Jr., and Robert J. Keogh. The Executive Committee of the Corporation periodically performs certain duties that the Nominating Committee would perform. The Nominating Committee will receive and consider nominations to the Board of Directors recommended by the stockholders provided: (a) the nominations are made in writing, (b) the nominee is notified in advance of such recommended nomination, and (c) the nominee agrees in advance to serve if elected. The Nominating Committee met twice in 2002.

         The members of the Executive Committee are Peter M. Meredith, Jr., Chairman, Stephen A. Johnsen, Harvey W. Roberts, III, and Robert J. Keogh. The Executive Committee met twelve times during the year ended December 31, 2002. The Executive Committee is delegated the power, with certain exceptions, of the Board of Directors to act in place of the full Board when the Board is not in session.

         The members of the Compensation Committee are F. Dudley Fulton, Chairman, Peter M. Meredith, Jr., Stephen A. Johnsen, Gerald L. Parks, and Robert J. Keogh. They met once during the year ended December 31, 2002. The Compensation Committee makes recommendations to the Board of Directors as to, among other things, the compensation of the Chief Executive Officer and other compensation and benefit issues.

Audit Committee Report

         The Corporation's Audit Committee currently has four members, Harvey W. Roberts, III, Chairman, James A. Cummings, Lisa F. Chandler and L. Allan Parrott, Jr. Each of the members of the Audit Committee is an "independent director" under the rules of the National Association of Securities Dealers listing standards, as the standards may be amended or modified. The Audit Committee met five times in the year ended December 31, 2002. The Audit Committee's responsibilities are described in a written policy statement and charter that was adopted by the Corporation's Board of Directors and included as an appendix to the proxy statement for the Corporation's 2001 annual meeting of stockholders.

         The Audit Committee has reviewed and discussed the Corporation's audited financial statements for the fiscal year ended December 31, 2002 with the Corporation's management. The Audit Committee has discussed with Witt, Mares & Company, PLC, the Corporation's independent accountants, the matters required to be discussed by SAS 61, Communication With Audit Committees. The Audit Committee has received the written disclosures and the letter from Witt, Mares & Company, PLC required by Independence Standards Board Standard No.1, "Independence Discussions with Audit Committees", and has discussed with Witt, Mares & Company, PLC its independence from the Corporation. Based on the review and discussions described in this paragraph, the Audit Committee recommended to the Corporation's Board of Directors that the Corporation's audited financial statements for the year ended December 31, 2002 be included in the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 for filing with Securities and Exchange Commission.

         Members of the Audit Committee:

                  Harvey W. Roberts, III, Chairman
                  James A. Cummings
                  Lisa F. Chandler
                  L. Allan Parrott, Jr.

Auditor Fee Information

         Audit Fees. The aggregate fees billed by Witt, Mares & Company, PLC for professional services rendered for the audit of the Corporation's annual financial statements for the fiscal year ended December 31, 2002 and the reviews of the financial statements included in the Corporation's Quarterly Reports on Forms 10-QSB for 2002 were $47,100.

         Network Intrusion Testing Services /All Other Fees. Fees billed by Witt, Mares & Company, PLC for professional services for network intrusion testing service and other fees for the fiscal year ended December 31, 2002 were $7,772.

         The Audit Committee of the Board of Directors has considered whether the provision of the services covered by "Network Intrusion Testing Services" and "All Other Fees" is compatible with maintaining the independence of Witt, Mares & Company, PLC.

DIRECTOR COMPENSATION

         Directors of the Corporation and Directors of Heritage Bank & Trust receive $500 for each Board of Directors meeting attended and $150 for each committee meeting attended. Committee Chairs receive $200 for each committee meeting chaired.

EXECUTIVE COMPENSATION

The table below sets forth a summary of the compensation the Corporation paid for the last three years to the Chief Executive Officer, who was the only executive officer of the Corporation whose salary and bonus compensation during 2002 exceeded $100,000


                                          SUMMARY COMPENSATION TABLE (1)

                                                                                           Long-Term
                                                  Annual Compensation                    Compensation
                                                  -------------------                    ------------

   Name and Principal Position                                     Other Annual            Securities
   ---------------------------                                     ------------            ----------
                                  Year      Salary      Bonus     Compensation(2)     Underlying Options
                                  ----      ------      -----     ---------------     ------------------
Robert J. Keogh                   2002     $150,000    $22,500         $4,800                  -
    President, Chief              2001     $135,000    $18,000         $4,800                  -
    Executive Officer             2000     $125,000    $31,000         $4,800                1,950



(1) In addition, the Corporation provides Mr. Keogh with an automobile.  Also see "Compensation Pursuant to
Plans" below.
(2) Consists of director's fees.

In 2002, there were no grants of stock options to or exercises of stock options by the Chief Executive Officer, who was the only executive officer of the Corporation whose salary and bonus compensation during 2002 exceeded $100,000.

                          FISCAL YEAR-END OPTION VALUES

                     Number of Unexercised Options at Year-End

                                                                  Value of Unexercised
                                                             In-the-Money Options at Fiscal
   Name               Exercisable          Unexercisable                 Year-End
   ----               -----------          -------------                 --------
Robert J. Keogh          41,200                 650                      $466,463


COMPENSATION PURSUANT TO PLANS


                                                 EQUITY COMPENSATION PLAN INFORMATION

                                                                                                      Number of Securities
                                                                                                     Remaining Available for
                                      Number of Securities to be    Weighted-Average Exercise         Future Issuance Under
                                       Issued Upon Exercise of     Price of Outstanding Options     Equity Compensation Plans
                                       ------------------------    ----------------------------     -------------------------
            Plan Category                 Outstanding Options
Equity Compensation Plans Approved              121,825                       $10.82                          38,950
                                                -------                       ------                          ------
by Security Holders

Equity Compensation Plans Not                     N/A                           N/A                            N/A
                                                  ---                           ---                            ---
Approved by Security Holders


         Employee Stock Option Plan. As of December 31, 2002 stock options for 103,825 shares of the Corporation's common stock are outstanding and, of these options, 95,325 are exercisable. Options are granted and are exercisable at option prices ranging from $6.50 to $15.00 per share.

         Non-Employee Director Stock Option Plan. As of December 31, 2002, stock options for 20,000 shares of the Corporation's common stock are outstanding and, of these options, 12,006 are exercisable. Options are exercisable at prices ranging from $12.30 to $24.06 per share.

         Deferred Compensation Plan. In 1985, the Bank entered into a deferred compensation and retirement arrangement with seven directors and one officer. Each participant is fully vested. Our policy is to accrue the estimated amounts to be paid under the contracts over the expected period of active employment. The Bank has purchased life insurance contracts in order to fund the expected liabilities under the contracts. Upon reaching age 70, each participant will receive a retirement benefit ranging from $391 to $3,355 per month for each of the succeeding 120 months. If the participant dies prior to reaching age 70, his or her beneficiary will receive the monthly retirement benefits. The Bank has purchased life insurance contracts in order to fund the expected liabilities under the deferred compensation arrangements. As of December 31, 2002, Heritage Bank & Trust had accrued $316,224 to reflect the anticipated liability.

         In 1989, Robert J. Keogh, President of Heritage Bank & Trust (and Chief Executive Officer of the Corporation), became a participant in the Heritage Bank & Trust Executive Security Plan. In the event Mr. Keogh dies before he is 65 years old, his beneficiary will receive monthly payments of $4,167 for each of the succeeding 180 months. Upon Mr. Keogh's retirement, he will receive $4,167 per month for each of the succeeding 180 months or until his death, and, thereafter, his beneficiary will receive such retirement benefits. The Corporation intends to fund this obligation through insurance proceeds. As of December 31, 2002, $125,761 was accrued to reflect the anticipated liabilities under the Executive Security Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Many directors of the Corporation and Heritage Bank & Trust and their associates, including business concerns in which they are officers or directors or in which they and/or their immediate families have a substantial interest, are customers of Heritage Bank & Trust. As such, they have had transactions with the Bank, including loans made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable loans to other parties. Such loans have not involved more than the normal risk of collectibility or other unfavorable features. See related party loan and deposit disclosures in
Note 13 of the Consolidated Financial Statements included in the Corporation's Annual Report.

         Heritage Bank & Trust occupies 7,581 square feet of a building located at 1450 South Military Highway in Chesapeake, Virginia. The building is owned by IBV Partners, L.P., a Virginia limited partnership, which has as its sole general partner IBV Real Estate Holdings, Inc., a wholly-owned subsidiary of the Corporation. Former and current directors of the Corporation and Heritage Bank & Trust own an aggregate of approximately 34% of the limited partnership interests. IBV Partners, L.P. and Heritage Bank & Trust entered into a lease in December 1986, which was modified in December 2001. See disclosures regarding the lease commitment in Note 12 of the Consolidated Financial Statements included in the Corporation's Annual Report.

         The Corporation and Heritage Bank & Trust purchase various types of business insurance through the Flagship Group, LTD, of which Stephen A. Johnsen is President. Mr. Johnsen is a director and Secretary of the Corporation. Insurance premiums paid to the Flagship Group, LTD as agent for commercial insurance providers was $37,000 during 2002. The Bank has also sold securities to the Flagship Group, LTD under agreements to repurchase, which constitute approximately 52% of the securities sold by the Bank under agreements to repurchase at December 31, 2002. See Note 9 of the Consolidated Financial Statements included in the Corporation's Annual Report for additional information.


PROPOSAL 2:  APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors, upon the recommendation of its Audit Committee, has appointed Witt, Mares & Company, PLC, 150 West Main Street, Suite 1150, Norfolk, Virginia 23510 as the independent accountants for the Corporation for the 2002 fiscal year. Witt, Mares & Company, PLC has served as the Corporation's independent accountants and auditors since March 29, 2001. The Corporation is seeking the ratification of the appointment of Witt, Mares & Company, PLC as our independent auditors for the fiscal year 2003.

         A representative of Witt, Mares & Company, PLC is expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

         Ratification by the stockholders of Witt, Mares & Company, PLC as the Corporation's independent accountants requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting. The Board of Directors unanimously recommends that the stockholders vote "FOR" the ratification of Witt, Mares & Company, PLC.


STOCKHOLDER PROPOSALS

         Under the regulations of the SEC as currently in effect, proposals of stockholders intended to be presented at the Corporation's 2003 annual meeting must be received by the Secretary of the Corporation, at its principal executive offices at 200 East Plume Street, Norfolk, Virginia 23510, no later than December 23, 2003, in order to be included in the proxy materials for the 2004 meeting. Any proposal that is received by the Corporation after December 23, 2003 will be considered untimely for consideration in the 2004 annual meeting.


OTHER BUSINESS

         The Board of Directors is not aware of any other business to come before the Annual Meeting as of the date of this proxy statement other than those matters addressed in this proxy statement. If, however, any other matters not referred to in the enclosed proxy come before the Annual Meeting, including matters incident to the conduct of the meeting, the holders of the proxies will vote the shares represented by the proxies in their discretion.


                                           By Order of the Board of Directors,





Robert J. Keogh                            Peter M. Meredith, Jr.
President                                  Chairman of the Board


Norfolk, Virginia
April 21, 2003

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PLEASE VOTE - YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, please fill in, sign and mail the proxy. It is Important that you return your Proxy as soon as possible to assure that your proxy will be voted and to avoid the additional expense of further solicitation.





HERITAGE BANKSHARES, INC.

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                           HERITAGE BANKSHARES, INC.
                            Norfolk, Virginia 23510
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 28, 2003

         The undersigned hereby appoints F. Dudley Fulton, Chairman and James A. Cummings, and each of them as proxies (and if the undersigned is a proxy, as substitute proxies), each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of HERITAGE BANKSHARES, INC., held of record by the undersigned on March 28, 2003, at the Annual Meeting of Stockholders to be held on May 28, 2003, or at any adjournment thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY  RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2


1.   ELECTION OF DIRECTORS FOR THE TERMS SPECIFIED IN THE PROXY STATEMENT
     [ ] For all nominees listed below (except as marked to the contrary below)
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.
         Lisa F. Chandler, Stephen A. Johnsen, Thomas G. Johnson, III , L. Allan Parrott, Jr.
     (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

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2.   RATIFICATION of selection of Witt, Mares & Company, PLC as independent accountants, as proposed in the Proxy Statement.

     [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business, and matters incident to the conduct of the meeting, as may properly come before the meeting.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal 1 and 2


PLEASE SIGN exactly as your name appears hereon. When shares are held by joint tenants, only one of such persons need sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                         Please mark, sign, date and return proxy card promptly.

                         Date_____________________________________________, 2003


                         -------------------------------------------------------
                                             Signature

                         -------------------------------------------------------
                                             Signature
                         [ ] Will attend meeting.   [ ] Will NOT attend meeting